UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012
United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Our 2012 Annual Meeting of Shareholders was held on May 16, 2012 in Cedar Rapids, Iowa. Represented at the meeting, in person or by proxy, were 23,392,059 shares constituting approximately 91.7 percent of the issued and outstanding shares entitled to vote as of the close of business on March 19, 2012. The following proposals were adopted by the margins indicated below.
Proposal 1: Election of one Class A director to serve the remainder of an unexpired term ending in May 2014 (or until such time as his successor has been duly elected). Election of four Class C directors for a term of three years ending in May 2015 (or until such time as their respective successors have been duly elected).

		Number of Shares
		Votes For	Votes Withheld	Broker Non-Votes
Scott L. Carlton	Class A Director	21,267,401	176,578	1,948,080
Christopher R. Drahozal	Class C Director	20,305,519	1,138,460	1,948,080
Jack B. Evans	Class C Director	20,481,098	962,881	1,948,080
George D. Milligan	Class C Director	20,478,433	965,536	1,948,080
Michael W. Phillips	Class C Director	21,269,545	174,434	1,948,080

Proposal 2: Ratification of the appointment of our independent registered public accounting firm, Ernst & Young, LLP.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Appointment of Ernst & Young LLP	21,917,595	1,012,243	462,221	—
Proposal 3: Approval of a resolution approving the compensation of the Company's named executive officers.

	Number of Shares
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Say-on-Pay Advisory Vote on Compensation of the Company's Named Executive Officers	20,371,730	569,355	502,894	1,948,080
Item 7.01. Regulation FD Disclosure.
On May 16, 2012, United Fire Group, Inc. held its annual shareholders' meeting at which the shareholder presentation attached as Exhibit 99.1 was used. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01. Other Events
At a meeting of the Board of Directors of United Fire Group, Inc. held on May 16, 2012, the directors declared a $0.15 per share quarterly dividend which will be paid June 15, 2012 to common stock shareholders of record as of June 1, 2012. Also at its May16 meeting, the Board of Directors approved an extension of United Fire’s existing share repurchase program, authorizing the purchase of an additional 1 million shares of the Company’s common stock and extending the program's expiration date until August 2014. The amount and timing of any purchases under this program is at the Company’s discretion.
Item 9.01. Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
99.1	Shareholder Presentation from Annual Shareholder's Meeting on May 16, 2012.
99.2	Press release of United Fire Group, Inc. dated May 17, 2012.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FIRE GROUP, INC.

Date: May 17, 2012	By:	/s/ Randy A. Ramlo
Name: Randy A. Ramlo
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Shareholder Presentation from Annual Shareholder's Meeting on May 16, 2012.
99.2	Press release of United Fire Group, Inc. dated May 17, 2012.